(3) EXHIBIT (II) - FIRST AMENDMENT TO CREDIT AGREEMENT

                       FIRST AMENDMENT TO CREDIT AGREEMENT
                                (BORROWING BASE)

      THIS FIRST AMENDMENT TO CREDIT AGREEMENT (Borrowing Base) (this "Amendment") dated effective as of May 2, 1996 (the "Effective Date"), is by and among DAHER America, Inc. d/b/a DAHER GOLDEN EAGLE, WORLD TRADE TRANSPORT OF VIRGINIA, INC. and WTT CUSTOMS HOUSE BROKERAGE, INC. (each a "Borrower" and hereinafter collectively the "Borrowers"), and TEXAS COMMERCE BANK NATIONAL ASSOCIATION, a national banking association whose principal office is located in Houston, Texas (the "Bank").

                              PRELIMINARY STATEMENT

      The Bank and the Borrowers have entered into a Credit Agreement (Borrowing
Base) dated as of December 1, 1995 (the "Credit Agreement"). The "Agreement", as used in the Credit Agreement, shall also refer to the Credit Agreement as amended by this Amendment. All capitalized terms defined in the Credit Agreement and not otherwise defined herein shall have the same meanings herein as in the Credit Agreement. The Bank and the Borrowers have agreed to amend the Credit Agreement to the extent set forth herein, and in order to, among other things, renew, modify and extend the Commitment.

      NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the Bank and the Borrowers hereby agree as follows:

      SECTION 1. REVOLVING CREDIT NOTE Section 1.1.A of the Credit Agreement is amended by substituting the following for the Section 1.1.A of the Credit
Agreement:

      "Subject to the terms and conditions hereof, Bank agrees to make loans ("Revolving Loan" or "Revolving Loans") to any Borrower from time to time before the Termination Date, not to exceed at any one time outstanding the lesser of the Borrowing base or $1,000,000.00 (the "Commitment"). Each Borrower has the right to borrow, repay and reborrow. Each Revolving Loan must be at least $50,000.00 or the principal balance of the Revolving Note, whichever is less. The Revolving Loans may only be used for financing Borrowers" accounts receivable. Chapter 15 of the Texas Credit Code will not apply to this Agreement, the Revolving Note or any Revolving Loan. The Revolving Loans will be evidenced by, and will bear interest and be payable as provided in, the promissory note of Borrowers dated the Effective Date (together with any and all renewals, extensions, modifications and replacements thereof and substitutions therefore, the "REVOLVING NOTE") which is given in renewal, modification and extension of that certain promissory note dated December 1, 1995 in the original principal amount of $1,000,000.00 (including all prior notes of which said note represents a renewal, extension, modification, increase, substitution, rearrangement or replacement thereof, the "Renewed Note"). The parties hereto agree that there is as of the Effective Date an outstanding principal balance of $0.00 under the Renewed Note and $56,000.00 outstanding in Letters of Credit leaving a balance as of the Effective Date of
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      $944,000.00 under the Commitment available for Revolving Loans subject to the terms and conditions of this Agreement. The "Revolving Note" as used in the Credit Agreement shall also refer to the "Revolving Note" as used in this Amendment. "Termination Date" means the earlier of: (a) May 2, 1997; or (b) the date specified by Bank pursuant to "SECTION 6.1" hereof.

      SECTION 2. The Credit Agreement is amended by adding a new Section 1.6 to read as follows:

      "CONFIRMATION OF SECURITY INTERESTS SECTION 1.6. Each Borrower confirms and ratifies each of the liens, security interests and other interests granted in each and all security agreements executed in connection with, related to, or securing the Renewed Note as extending to and securing the Loans and the Note including but not limited to each of those interests and liens described in the following listed Security Agreements. Each Borrower further agrees and acknowledges that the terms "secured indebtedness" and "indebtedness secured hereby" as used in any security agreement including any supplemental security agreements executed in connection with or related to, or securing the Renewed Note, or any other indebtedness of Borrower to Bank, including but not limited to the following security agreements executed by Borrower and delivered to Bank:
      Security Agreement - Accounts and General Intangibles executed as of December 1, 1995; including any Supplemental Security Agreements supplementing any of the foregoing, and any other security agreements previously executed by Borrower and delivered to Bank and not released by Bank and all security agreements executed as of the Effective Date (each and all "Security Agreements") include, but are not limited to , each and all indebtedness of all character and kind related to or evidenced by the Renewed Note, the Pending Note, the Term Note and related to the Loan Documents. The Notes are further secured by each of the Continuing Guaranties executed as of December 1, 1995 by each of Golden Eagle Group, Inc.; Golden Eagle International Forwarding, Inc.; Golden Eagle Customs Brokers, Inc.; Bridgeport Shipping Lines, Inc.; Dacom Line, Inc. and delivered to Bank."

      SECTION 3. EXHIBIT A of the Credit Agreement is hereby amended by replacing prior EXHIBIT A with the EXHIBIT A attached hereto and hereby incorporated into this Amendment and the Credit Agreement for all purposes.

      SECTION 4. EXHIBIT C of the Credit Agreement is hereby amended by replacing prior EXHIBIT C with the EXHIBIT C attached hereto and hereby incorporated into this Amendment and the Credit Agreement for all purposes.

      SECTION 5. ANNEX I of the Credit Agreement is hereby amended by replacing prior ANNEX I with the ANNEX I attached hereto and hereby incorporated into this Amendment and the Credit Agreement for all purposes.

      SECTION 6. The Borrowers hereby represent and warrant to the Bank that after giving effect to the execution and delivery of this Amendment: (a) the representations and warranties set forth in the Credit Agreement are true and correct on the date hereof as though made on and as of such date; and (b) no Event of Default, or event which with passage of time, the giving of notice or both would become an Event of Default, has occurred and is continuing as of the date hereof.
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      SECTION 7. This Amendment shall become effective as of the Effective Date upon its execution and delivery by each of the parties named in the signature lines below, and the "Agreement" as used in the Credit Agreement shall also refer to the Credit Agreement as amended by this Amendment.

      SECTION 8. The Borrowers further acknowledge that each of the other Loan Documents is in all other respects ratified and confirmed, and all of the rights, powers and privileges created thereby or thereunder are ratified, extended, carried forward and remain in full force and effect except as the Credit Agreement is amended by this Amendment.

      SECTION 9. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed an original and all of which taken together shall constitute but one and the same agreement.

      SECTION 10. This Amendment shall be included within the definition of "Loan Documents" as used in the Agreement.

      SECTION 11. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND AS APPLICABLE, THE LAWS OF THE UNITED STATES OF AMERICA.

      THIS WRITTEN AMENDMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE A "LOAN AGREEMENT" AS DEFINED IN SECTION 26.02 (A) OF THE TEXAS BUSINESS & COMMERCE CODE, AND REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

      THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed effective as of the Effective Date.

      BORROWERS:        DAHER AMERICA, INC.d/b/a DAHER GOLDEN EAGLE

                        BY:         /s/ Patrick Weston

                        WORLD TRADE TRANSPORT OF VIRGINIA, INC.

                        BY:         /s/ Patrick Weston

                        WTT CUSTOMS HOUSE BROKERAGE, INC.

                        BY:         /s/ Patrick Weston

      BANK:             TEXAS COMMERCE BANK NATIONAL ASSOCIATION

                        BY:         /s/ Elizabeth Burger